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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549



                            Form 8-K


                          CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 14, 2000



Commission    Registrant; State of Incorporation;      IRS Employer
File Number       Address; and Telephone Number      Identification No.


1-11375    UNICOM CORPORATION                        36-3961038
         (an Illinois corporation)
         37th Floor, 10 South Dearborn Street
         Post Office Box A-3005
         Chicago, Illinois 60690-3005
         312/394-7399


1-1839     COMMONWEALTH EDISON COMPANY               36-0938600
         (an Illinois corporation)
         37th Floor, 10 South Dearborn Street
         Post Office Box 767
         Chicago, Illinois 60690-0767
         312/394-4321




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Item 5.  Other Events

On April 14, 2000, Unicom issued a news release announcing its earnings for the first quarter of 2000 and its expected transmission and distribution expenditures for the year 2000. The news release is attached hereto as Exhibit 99 and is hereby incorporated by reference.


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                           SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.



                                       UNICOM CORPORATION
                                          (Registrant)


Date: May 8, 2000         By:           Ruth Ann M. Gillis
                                    ------------------------
                                        Ruth Ann M. Gillis
                                     Senior Vice President





                                   COMMONWEALTH EDISON COMPANY
                                          (Registrant)


Date: May 8, 2000          By:          Ruth Ann M. Gillis
                                    -------------------------
                                        Ruth Ann M. Gillis
                                     Senior Vice President





                    EXHIBIT INDEX


Exhibit
Number         Description of Exhibit


1.   None

2.   None

4.   None

16.  None

17.  None

20.  None

23.  None

24.  None

27.  None

99.  News release dated April 14, 2000 issued by Unicom
     Corporation